EXHIBIT 10.43

                           Sovereign WARRANT AGREEMENT


     THIS WARRANT AGREEMENT ("Agreement") dated as of March 16, 1999, between COMPOSITECH LTD., a Delaware corporation (the "Company"), and SOVEREIGN CAPITAL ADVISORS, LLC, a Nevada company (hereinafter referred to as "Sovereign"). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Series 1 Bridge Note Purchase and Security Agreement of even date herewith (the "Purchase Agreement") among the Company and the Purchasers thereto.

                                   Background

     The Company has engaged Sovereign to assist the Company in connection with the Company's offering (the "Offering") of up to $1,500,000 in principal amount of Series 1 Secured Convertible Bridge Notes, funded through a series of Subsequent Advances (the "Series 1 Bridge Notes"). The Company expects the Offering to be consummated over a series of closings (each of which is a "Closing"). The Warrant Certificates ("Warrants") issued pursuant to this Agreement are being issued by the Company to Sovereign and/or its designees, in consideration for, the services of Sovereign in connection with the Offering, with one Warrant issued at each of the Closings.

                                    Agreement

     For and in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1. Issuance of Warrant Certificates. The Company hereby agrees to issue to Sovereign and/or its designees (the "Holders") at each Closing in the Offering, a warrant to purchase a number of shares of Common Stock, par value $0.01 per share, of the Company (the "Warrant Shares") equal to five percent (5%) of the principal amount of the Series 1 Bridge Notes issued at such Closing, or five percent (5%) of the principal amount of any Subsequent Advance made under any Subsequent Closing, if any, at any time or from time to time during a five (5) year period which commences on the date the issuance date of the Warrant and ends 5:00 P.M., Eastern Time, on the fifth (5th) anniversary of the issuance date of such Warrant (the "Warrant Exercise Term"). The exercise price of the Warrant shall be equal to one hundred ten percent (110%) of the Closing Bid Price at each Closing (the "Exercise Price").

          Section 2. Warrant Certificates. The warrant certificates (the "Warrant Certificates") delivered and to be delivered pursuant to this Agreement shall be in the form set forth as Exhibit A, attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions, and other variations as required or permitted by this Agreement.

          Section 3. Exercise of Warrants.

          3.1. Cash Exercise. The Exercise Price may be paid in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Article 7 herein. Upon surrender of the


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     Warrant Certificate to be exercised with the annexed Form of Exercise
     Notice duly executed, together with payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased, at the Company's executive offices currently located at 120 Ricefield Lane, Hauppauge, New York 11788, the Holder of a Warrant Certificate shall be entitled to receive a certificate or certificates for the Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder hereof, in whole or in part (but not as to fractional shares of the Common Stock) at any time prior to the expiration of the Warrant Exercise Term. In the case of the purchase of less than all the Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Shares purchasable thereunder. The date of issuance of the Common Stock issuable upon exercise of the Warrants shall be the date the Company receives the payment of the Exercise Price, a Warrant Certificate, and the Election to Purchase.

          3.2. Reserved.

          Section 4. Issuance of Certificates. Upon the exercise of the Warrants, the issuance of certificates for the Shares shall be made forthwith (and in any event within five business days thereafter) without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall be issued in the name of, or in such names as may be directed by, the Holder thereof; provided however, that the Company shall not be required to pay any tax other than that related to income which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder, and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to satisfaction of the Company that such tax has been paid. The Warrant Certificates and the certificates representing the Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors, Chief Executive Officer, President, or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. Warrant Certificates shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer. The Warrant Certificates and, upon exercise of the Warrants, in part or in whole, certificates representing the Shares shall bear a legend substantially similar to the following:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

          Section 5. Price.

          5.1. Adjusted Exercise Price. The adjusted Exercise Price shall be the price which shall result from time to time from any and all adjustments of the initial Exercise Price specified in Section 3.1 hereof in accordance with the provisions of Article 7 hereof.

          Section 6. Registration Rights. The Warrants and Warrant Shares have not been registered for purposes of public distribution under the Securities Act of 1933, as amended, but as



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     Registrable Securities (as such term is defined in the Registration Rights
     Agreement) are subject to all the terms and provisions of the Registration Rights Agreement.

          Section 7. Adjustments of Exercise Price and Number of Shares.

          7.1. Subdivision and Combination. In case the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

          7.2. Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to the provisions of this Article 7, the number of Shares issuable upon the exercise of each Warrant shall be adjusted to the nearest full Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Shares issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          7.3. Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holders shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale, or conveyance as if the Holders were the owners of the shares of Common Stock underlying the Warrants immediately prior to any such events at a price equal to the product of (x) the number of shares issuable upon exercise of the Warrants and (y) the Exercise Price in effect immediately prior to the record date for such reclassification, change, consolidation, merger, sale, or conveyance as if such Holders had exercised the Warrants.

          7.4. No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

               (a) Upon the issuance or sale of shares of Common Stock upon the exercise of the Warrants; or

               (b) Upon (i) the issuance of options pursuant to the Company's employee stock option plan in effect on the date hereof or the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any such options, or (ii) the issuance or sale by the Company of any shares of Common Stock pursuant to the exercise of any options or warrants previously issued and outstanding on the date hereof; or

               (c) Upon the issuance of shares of Common Stock pursuant to contractual obligations existing on the date hereof; or



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               (d) If the amount of said adjustment shall be less than 2 cents
          (2(cent)) per Share, provided however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 2 cents (2(cent)) per Share.

          7.5. Dividends and Other Distributions with Respect to Outstanding Securities. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its shareholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder or Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same monies, property, assets, rights, evidences of indebtedness, securities, or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 7.7.

          7.6. Subscription Rights for Shares of Common Stock or Other Securities. In the case the Company or an affiliate of the Company shall at any time after the date hereof and prior to the exercise of all the Warrants issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the shareholders of the Company, the Holders of the unexercised Warrants shall be entitled, in addition to the shares of Common Stock or other securities receivable upon the exercise of the Warrants, to receive such rights at the time such rights are distributed to the other shareholders of the Company.

          Section 8. Exchange and Replacement of Warrant Certificates. Each Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

          Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, or mutilation of any Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrants, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

          Section 9. Elimination of Fractional Interests. The Company shall not be required to issue certificates representing fractions of shares of Common Stock and shall not be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of shares of Common Stock.



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          Section 10. Reservation and Listing of Securities. The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as shall be issuable upon the exercise thereof. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, nonassessable and not subject to the preemptive rights of any shareholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all shares of Common Stock issuable upon the exercise of the Warrants to be listed on or quoted on the electronic bulletin board, by NASDAQ or listed on such national securities exchanges as requested by Sovereign.

          Section 11. Notices to Warrant Holders. Nothing contained in this Agreement shall be construed as conferring upon the Holder or Holders the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter, or as having any rights whatsoever as a shareholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

               (a) the Company shall make a record of the holders of its shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

               (b) the Company shall offer to all the holders of its Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

               (c) a dissolution, liquidation, or winding up of the Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

     then, in any one or more of said events, the Company shall give written notice of such event at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription fights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

          Section 12. Notices. All notices, requests, consents, and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mall, return receipt requested:

               (a) If to a registered Holder of the Warrants, to the address of such Holder as shown on the books of the Company; or

               (b) If to the Company, to the address set forth in Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holders.



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          Section 13. Supplements and Amendments. The Company and Sovereign may
     from time to time supplement or amend this Agreement without the approval of any Holders of Warrant Certificates in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Sovereign may deem necessary or desirable and which the Company and Sovereign deem not to adversely affect the interests of the Holders of Warrant Certificates.

          Section 14. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holders inure to the benefit of their respective successors and assigns hereunder.

          Section 15. Termination. This Warrant Agreement shall terminate on the date when all Warrants issued pursuant to this Agreement shall have been exercised and all the Shares issuable upon exercise of the Warrants have been resold to the public; provided however, that the provisions of Article 6 shall survive such termination until the fifth (5th) anniversary of the date of issuance of the last warrant issued pursuant to this Agreement.

          Section 16. Governing Law. This Agreement and each Warrant Certificate hereunder shall be governed by and construed in accordance with the laws of the State of New York, irrespective of the choice of law provisions thereof. The parties agree that any appropriate state court located in New Castle County, Delaware, or any federal Court located in Wilmington Delaware, including without limitation to the United States District Court of Delaware, shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement and shall be a proper forum in which to adjudicate such case or controversy. The parties consent to the jurisdiction of such courts.

          Section 17. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and Sovereign and any other registered holder or holders of the Warrant Certificates, Warrants, or the Shares any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and Sovereign and any other holder or holders of the Warrant Certificates, Warrants, or the Shares.

          Section 18. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.


                         [Signatures on Following Pages]


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



                             COMPANY SIGNATURE PAGE
                                       TO
                           SOVEREIGN WARRANT AGREEMENT


          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                                COMPOSITECH LTD.


                                                By:
                                                   -----------------------------
                                                    Samuel S. Gross


                                                Its:  Chief Financial Officer


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



                            SOVEREIGN SIGNATURE PAGE
                                       TO
                           SOVEREIGN WARRANT AGREEMENT



                                               SOVEREIGN CAPITAL ADVISORS, LLC


                                               By:
                                                  ------------------------------
                                               Name:
                                                    ----------------------------
                                               Title:
                                                     ---------------------------


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



                                    EXHIBIT A
                                       TO
                           SOVEREIGN WARRANT AGREEMENT



     THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THIAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.


     THE TRANSFER OR EXCHANGE OF THE WARRTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                    5:00 P.M., EASTERN TIME, MARCH ___, 2004

No. SCA __


                               WARRANT CERTIFICATE

     This Warrant Certificate certifies that SOVEREIGN CAPITAL ADVISORS, LLC ("Sovereign") or registered assigns, is the registered holder of __________ Warrants to purchase, at any time from March 16, 1999 until 5:00 P.M. Eastern Time on March ___, 2004 ("Expiration Date"), up to ____________ shares ("Shares") of fully-paid and non-assessable common stock, par value $.01 ("Common Stock"), of Compositech Ltd., a Delaware corporation (the "Company"), at the Initial Exercise Price, subject to adjustment in certain events (the "Exercise Price"), of $_______ per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of March 16, 1999 between the Company and Sovereign (the "Warrant Agreement"). Payment of the Exercise Price may be made in cash, or by certified or official bank check in New York Clearing House funds payable to the order of the Company, or any combination of cash or check.

     No Warrant may be exercised after 5:00 P.M., Eastern Daylight Time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

     The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the, request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided however, that the failure of the Company to issue such new



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Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

     Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferees) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

     Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

     The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

     All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.


                          [Signature On Following Page]


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                             COMPANY SIGNATURE PAGE
                                       TO
                                    EXHIBIT A
                                       TO
                           SOVEREIGN WARRANT AGREEMENT


     IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

     Dated: March ___, 1999


                                               COMPOSITECH LTD.


                                               By:
                                                  ------------------------------
                                                   Samuel S. Gross


                                               Its: Chief Financial Officer


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



                            [FORM OF EXERCISE NOTICE]


     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase ____________ Shares and herewith tenders in payment for such Shares cash or a certified or official bank check payable in New York Clearing House Funds to the order of _____________________ in the amount of $_______________ all in accordance with the terms hereof. The undersigned requests that a certificate for such Shares be registered in the name of whose address is_____________________________________________ and that such Certificate be delivered to _________________________________________ whose address is
------------------------.


Dated:______________________          Signature:________________________________

                                      (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


_________________________________

_________________________________

(Insert Social Security or Other
Identifying Number of Holder)


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


                              [FORM OF ASSIGNMENT]


             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)

     FOR VALUE RECEIVED _______________________________ hereby sells, assigns and transfers unto _____________________________________________________________
________________________________________________________________________________
(Please print name and address of transferee)

this Warrant Certificate, together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ________________________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated:______________________          Signature:________________________________

                                      (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


_________________________________

_________________________________

(Insert Social Security or Other
Identifying Number of Holder)




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